Exhibit 23.1


                           CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Pillowtex Corporation:

     We consent to the use of our reports incorporated herein by reference.




                                   /S/ KPMG Peat Marwick

                                   KPMG Peat Marwick

Dallas, Texas
October 30, 1997